                                                                   EXHIBIT 10.2




                                                                  EXECUTION COPY
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              PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F

                                     Issuer

                                      and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                               Indenture Trustee

                   _________________________________________



                                   INDENTURE

                            Dated as of June 1, 1998

                   __________________________________________


              PACIFICAMERICA HOME EQUITY LOAN ASSET-BACKED NOTES,
                           SERIES 1998-2F, CLASS A-F

                                 _____________



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
                               TABLE OF CONTENTS


Section                                                                                                       Page
ARTICLE I

         Definitions

         1.01.        Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.02.        Incorporation by Reference of Trust Indenture Act   . . . . . . . . . . . . . . . . . .   2
         1.03.        Rules of Construction.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE II

         Original Issuance of Notes

         2.01.        Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.02.        Execution, Authentication and Delivery  . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.03.        Acceptance of Mortgage Loans by Indenture Trustee   . . . . . . . . . . . . . . . . . .   4

ARTICLE III

         Covenants

         3.01.        Collection of Payments with respect to the Mortgage Loans   . . . . . . . . . . . . . .   5
         3.02.        Maintenance of Office or Agency   . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         3.03.        Money for Payments To Be Held in Trust; Paying Agent  . . . . . . . . . . . . . . . . .   6
         3.04.        Existence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.05.        Payment of Principal and Interest   . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.06.        Protection of Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.07.        Opinions as to Trust Estate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.08.        Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.09.        Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.10.        Annual Statement as to Compliance   . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.11.        [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.12.        Representations and Warranties Concerning the Mortgage Loans  . . . . . . . . . . . . .  13
         3.13.        Amendments to Servicing Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.14.        Servicer as Agent and Bailee of the Indenture Trustee   . . . . . . . . . . . . . . . .  13
         3.15.        Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.16.        Issuer May Consolidate, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.17.        Successor or Transferee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.18.        No Other Business   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.19.        No Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.20.        Guarantees, Loans, Advances and Other Liabilities   . . . . . . . . . . . . . . . . . .  16
         3.21.        Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.22.        Treatment of Notes as Debt for Tax Purposes   . . . . . . . . . . . . . . . . . . . . .  16

         3.23.        Restricted Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.24.        Notice of Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.25.        Further Instruments and Acts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.26.        Statements to Noteholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.27.        Determination of Note Interest Rate.  . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.28.        Claims Upon the Policy; Policy Payments Account   . . . . . . . . . . . . . . . . . . .  17

ARTICLE IV

         The Notes; Satisfaction and Discharge of Indenture

         4.01.        The Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.02.        Registration of and Limitations on Transfer and Exchange
                                  of Notes; Appointment of Certificate Registrar  . . . . . . . . . . . . . .  19
         4.03.        Mutilated, Destroyed, Lost or Stolen Notes  . . . . . . . . . . . . . . . . . . . . . .  20
         4.04.        Persons Deemed Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.05.        Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.06.        Book-Entry Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.07.        Notices to Depository   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.08.        Definitive Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.09.        Tax Treatment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.10.        Satisfaction and Discharge of Indenture   . . . . . . . . . . . . . . . . . . . . . . .  23
         4.11.        Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.12.        Subrogation and Cooperation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         4.13.        Repayment of Monies Held by Paying Agent  . . . . . . . . . . . . . . . . . . . . . . .  26
         4.14.        Temporary Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE V

         Default and Remedies

         5.01.        Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.02.        Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . . . . . . . . . .  27
         5.03.        Collection of Indebtedness and Suits for Enforcement by Indenture
                                  Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.04.        Remedies; Priorities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.05.        Optional Preservation of the Trust Estate   . . . . . . . . . . . . . . . . . . . . . .  32
         5.06.        Limitation of Suits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         5.07.        Unconditional Rights of Noteholders To Receive Principal and Interest   . . . . . . . .  33
         5.08.        Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.09.        Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.10.        Delay or Omission Not a Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.11.        Control by Note Insurer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.12.        Waiver of Past Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.13.        Undertaking for Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.14.        Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

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
         5.15.        Sale of Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.16.        Action on Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.17.        Performance and Enforcement of Certain Obligations  . . . . . . . . . . . . . . . . . .  37

ARTICLE VI

         The Indenture Trustee

         6.01.        Duties of Indenture Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.02.        Rights of Indenture Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.03.        Individual Rights of Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.04.        Indenture Trustee's Disclaimer  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.05.        Notice of Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.06.        Tax Administration of the Issuer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.07.        Compensation and Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.08.        Replacement of Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.09.        Successor Indenture Trustee by Merger   . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.10.        Appointment of Co-Indenture Trustee or Separate Indenture Trustee   . . . . . . . . . .  42
         6.11.        Eligibility; Disqualification   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.12.        Preferential Collection of Claims Against Issuer  . . . . . . . . . . . . . . . . . . .  44
         6.13.        Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.14.        Directions to Indenture Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         6.15.        The Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

ARTICLE VII

         Noteholders' Lists and Reports

         7.01.        Issuer To Furnish Indenture Trustee Names and Addresses of
                         Noteholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.02.        Preservation of Information; Communications to Noteholders  . . . . . . . . . . . . . .  45
         7.03.        Reports by the Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.04.        Reports by Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.05.        Statements to Noteholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         7.06.        Books and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

ARTICLE VIII

         Accounts, Disbursements and Releases

         8.01.        Collection of Money   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.02.        Trust Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.03.        Officer's Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         8.04.        Termination Upon Distribution to Noteholders  . . . . . . . . . . . . . . . . . . . . .  50
         8.05.        Release of Trust Estate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         8.06.        Surrender of Notes Upon Final Payment   . . . . . . . . . . . . . . . . . . . . . . . .  51

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
         8.07.        Optional Redemption of the Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

ARTICLE IX

         Supplemental Indentures

         9.01.        Supplemental Indentures Without Consent of Noteholders  . . . . . . . . . . . . . . . .  52
         9.02.        Supplemental Indentures With Consent of Noteholders   . . . . . . . . . . . . . . . . .  53
         9.03.        Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.04.        Effect of Supplemental Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.05.        Conformity with Trust Indenture Act   . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.06.        Reference in Notes to Supplemental Indentures   . . . . . . . . . . . . . . . . . . . .  55

ARTICLE X

         Miscellaneous

         10.01.       Compliance Certificates and Opinions, etc   . . . . . . . . . . . . . . . . . . . . . .  56
         10.02.       Form of Documents Delivered to Indenture Trustee  . . . . . . . . . . . . . . . . . . .  57
         10.03.       Acts of Noteholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.04.       Notices, etc., to Indenture Trustee, Issuer, Note Insurer and Rating
                         Agencies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         10.05.       Notices to Noteholders; Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         10.06.       Conflict with Trust Indenture Act.  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.07.       Effect of Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.08.       Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.09.       Separability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.10.       Benefits of Indenture   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.11.       Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.12.       GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.13.       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.14.       Recording of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.15.       Issuer Obligation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.16.       No Petition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.17.       Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

ARTICLE  XI

         Certain Matters Regarding the Note Insurer

         11.01.       Certain Rights of the Note Insurer  . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         11.02.       Indenture Trustee To Act Solely with Consent of the Note Insurer  . . . . . . . . . . .  63
         11.03.       Trust Estate and Accounts Held for Benefit of the Note Insurer
                         and the Noteholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         11.04.       Effect of Payments by the Note Insurer; Subrogation   . . . . . . . . . . . . . . . . .  64
         11.05.       Insolvency Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         11.06.       Notices to the Note Insurer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

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
Signatures and Seals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
Acknowledgments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

EXHIBITS

Exhibit A - Form of Notes
Exhibit B - Trustee's Initial Certification
Exhibit C - Trustee's Final Certification
Exhibit D - Mortgage Loan Schedule

Appendix A  Definitions

                 This Indenture, dated as of June 1, 1998, between PacificAmerica Home Equity Loan Trust Series 1998-2F, a Delaware business trust, as Issuer (the "Issuer"), and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

                 Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1998-2F, Class A-F (the "Notes") and the Note Insurer.

                                GRANTING CLAUSE

                 The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Initial Mortgage Loans (including all principal payments thereon due after the Cut-Off Date, all other payments of principal thereon due and collected after the Cut-Off Date, and all payments of interest thereon due and collected on or after June 1, 1998, minus that portion of any such payment which is allocable to the period prior to June 1, 1998), the Subsequent Mortgage Loans, the Eligible Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files); (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof, including any income on funds deposited in, or investments made with funds deposited in, the Payment Account, which income shall belong to, and be for the account of, the Indenture Trustee;
(d) all funds on deposit from time to time in the Interest Coverage Account (other than any income thereon) and the Pre-Funding Account; (e) all rights under the (i) Home Equity Loan Purchase Agreement as assigned to the Issuer,
(ii) the Servicing Agreement and any Subservicing Agreements and (iii) any title and hazard insurance policies with respect to the Mortgaged Properties; and (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

                 The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, (ii) the payment of all other amounts payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

                 The Indenture Trustee, as trustee on behalf of the Holders of the Notes and the Note Insurer, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein. The Indenture Trustee agrees that it will hold the Note Insurance Policy in trust and that it will hold any proceeds of any claim made upon the Note Insurance Policy solely for the use and benefit of the Holders of the Notes in accordance with the terms hereof and the terms of the Note Insurance Policy.

                 The Indenture Trustee further acknowledges that in the event the conveyance of the Mortgage Loans by the Company to the Issuer pursuant to the Trust Agreement is determined to constitute a financing, the Indenture Trustee holds the Mortgage Loans as the designee of the Issuer, subject, however, to a prior lien in favor of the Noteholders and the Note Insurer.

                 The Indenture Trustee further acknowledges that in the event
(i) the transfer of the Initial Mortgage Loans from the Seller to the Company pursuant to the Home Equity Loan Purchase Agreement is determined to be a financing; (ii) the transfer of the Initial Mortgage Loans from the Company to the Issuer pursuant to the Trust Agreement is determined to be a financing, and/or (iii) the conveyance of the Subsequent Mortgage Loans by the Seller to the Issuer pursuant to the Home Equity Loan Purchase Agreement is determined to constitute a financing, then in each case the Indenture Trustee holds the Mortgage Loans as the designee and bailee of the Company and the Issuer, respectively, subject however, in each case, to a prior lien in favor of the Noteholders and the Note Insurer pursuant to the terms of this Indenture.



                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                 "Commission" means the Securities and Exchange Commission.

                 "indenture securities" means the Notes.

                 "indenture security holder" means a Noteholder.

                 "indenture to be qualified" means this Indenture.

                 "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                 "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA by reference to another statute or defined by Commission rules, and have the meanings assigned to them by such definitions.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

                      (i)   a term has the meaning assigned to it;

                      (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                      (iii) "or" is not exclusive;

                      (iv)  "including" means including without limitation;

                      (v) words in the singular include the plural and words in the plural include the singular; and

                      (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                           Original Issuance of Notes

         Section 2.01. Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

                 The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

                 The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                 Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                 The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $62,036,000.

                 The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated June 25, 1998. All other Notes that are authenticated after the Closing Date shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Principal Balances of $25,000 and in integral multiples of $1,000 in excess thereof.

                 No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03.    Acceptance of Mortgage Loans by Indenture Trustee.
(a) The Indenture Trustee acknowledges receipt of, subject to the review described below and any exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in
Section 2.2 of the Home Equity Loan Purchase Agreement and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes and the Note Insurer. No later than 45 days after the Closing Date and each Subsequent Transfer Date (or, with respect to any Eligible Substitute Mortgage Loan, within 5 Business Days after the receipt by the Indenture Trustee thereof and, with respect to any documents received beyond 45 days after the Closing Date, promptly thereafter), the Indenture Trustee agrees, for the benefit of the Noteholders and the Note Insurer, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller and the Note Insurer an initial certification in the form annexed hereto as Exhibit B. In conducting such review, the Indenture Trustee will ascertain whether all required documents described in Section 2.2 of the Home Equity Loan Purchase Agreement have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit D to this Indenture, as supplemented (provided, however, that with respect to those documents described in subclause (vi) of such section, the Indenture Trustee's obligations shall extend only to documents actually delivered pursuant to such subclause). In performing any such review, the Indenture Trustee may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Indenture Trustee finds that any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit D or to Attachment B to Exhibit 2 of the Home Equity Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller and the Note Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

                 (b) No later than 180 days after the Closing Date, the Indenture Trustee will review, for the benefit of the Noteholders and the Note Insurer, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Note Insurer, a final certification in the form annexed hereto as Exhibit C. In conducting such review, the Indenture Trustee will ascertain whether an original of each document described in subclauses (ii) and (iv) of Section 2.2 of the Home Equity Loan Purchase Agreement required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Indenture Trustee finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit D or to Attachment B to Exhibit 2 of the Home Equity Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller and the Note Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

                 (c) Upon deposit of the Repurchase Price in the Payment Account and receipt of a Request for Release in the form of Exhibit B to the Servicing Agreement, the Indenture Trustee shall release to the Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the related Mortgage Loan.
Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Payment Account was received by the Indenture Trustee. The Indenture Trustee shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer, the related Sub-Servicer, the Note Insurer and the Rating Agencies of such amendment.


                                  ARTICLE III

                                   Covenants

         Section 3.01. Collection of Payments with respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain an Eligible Account (the "Payment Account"), held in trust for the benefit of the Noteholders and the Note Insurer. The Indenture Trustee shall, subject to the terms of this paragraph, deposit in the Payment Account, (i) on the date of receipt (if received prior to 3:00 p.m. Eastern Standard Time, and if not, then on the Business Day following receipt) from the Master Servicer or any Sub-Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans and (ii) amounts transferred from the Pre-Funding Account, the Interest Coverage Account and the Class A-F Escrow Account. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03, as provided in Section 3.05 from monies on deposit in the Payment Account.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain within the United States of America, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give notice to the Indenture Trustee and the Note Insurer of any change in the location of such office. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03.    Money for Payments To Be Held in Trust; Paying Agent.
(a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

                 The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                      (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                      (ii) give the Indenture Trustee and the Note Insurer notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                    (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                      (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                      (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                      (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

                 The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note (other than amounts paid under the Note Insurance Policy) and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Issuer. The Indenture Trustee with the consent of the Note Insurer, so long as no Note Insurer Default exists, may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                 Section 3.04. Existence. (a) The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

                 (b) Any successor to the Owner Trustee appointed pursuant to Section 9.03 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                 (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

         Section 3.05. Payment of Principal and Interest. (a) On each Payment Date from amounts on deposit in the Payment Account in accordance with
Section 8.02 hereof, the Indenture Trustee shall pay to the Noteholders and to other Persons the amounts to which they are entitled as set forth below; provided, however, that any amounts representing payments from the Note Insurer shall be used only to pay interest and principal to the Noteholders pursuant to clauses (iii) and (iv):

                          (i) to the Indenture Trustee, the Indenture Trustee Fee and, payable on the Payment Date occurring each July commencing in July 1998, to the Owner Trustee, the Owner Trustee Fee;

                          (ii)  to the Note Insurer, the Note Insurance
         Premium;

                          (iii) to the Noteholders, the Interest Payment Amount with respect to such Payment Date, less the sum of any Prepayment Interest Shortfalls for such Payment Date, to the extent not covered by Compensating Interest payments by the Master Servicer, and any Relief Act Shortfalls for such Payment Date;

                          (iv) to the Noteholders, as principal on the Notes, the Principal Payment Amount with respect to such Payment Date;

                          (v) to the Note Insurer, the sum of (a) all amounts previously paid by the Note Insurer under the Note Insurance Policy which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts become due until paid in full;

                          (vi) to the Class A-V Payment Account, any amounts required to pay (x) the amount by which the Class A-V Interest Payment Amount (not including any Class A-V Carry-Forward Amount for such Payment Date) exceeds the Class A-V Available Funds due to Class A-V Realized Losses or the failure of any Mortgagor to make an interest payment on or before the date on which it is due and (y) any Class A-V Realized Losses relating to the Class A-V Notes on such Class A-V Payment Date or any previous Class A-V Payment Date;

                          (vii) to the Note Insurer, the sum of (a) all payments previously paid by the Note Insurer under the Class A-V Note Insurance Policy which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the Series 1998- 2V Insurance Agreement, to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the 1998-2V Insurance Agreement from the date such amounts become due until paid in full;

                          (viii) to the Noteholders, as principal on the Notes, the Subordination Increase Amount for such Payment Date;

                          (ix) to the Noteholders, any unpaid Prepayment Interest Shortfalls and Relief Act Shortfalls for such Payment Date;

                          (x) to the Indenture Trustee, any amounts owing to the Indenture Trustee under any Basic Documents remaining unpaid;

                          (xi) to the Master Servicer, any amounts owing to the Master Servicer pursuant to Section 5.03 of the Servicing Agreement in connection with the indemnity by the Issuer thereunder; and

                          (xii) any remaining amount, to the Certificate Paying Agent, on behalf of the Certificateholders; provided, however, that if such Payment Date is the final Payment Date with respect to the Notes (as a result of the exercise of the redemption or final maturity of the Notes) and at such date the Class A-V Subordination Amount is less than the Class A-V Required Subordination Amount, such remaining amount shall be transferred to the Escrow Account.

                 The Indenture Trustee shall make claims under the Note Insurance Policy pursuant to Section 3.28 of this Indenture and in accordance with the Note Insurance Policy. The Indenture Trustee shall deposit any Scheduled Payment received from the Note Insurer in the Policy Payment Account. All amounts received under the Note Insurance Policy shall be used solely for the payment to Holders of principal and interest on the Notes pursuant to
Section 3.05 of the Indenture.

                 On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this Section 3.05 for the purpose of distributing such funds to the Certificateholders after payment of trust expenses to the Owner Trustee or the Indenture Trustee pursuant to the Trust Agreement.

                 Interest will accrue on the Notes during an Interest Period on the basis of a 360-day year consisting of twelve 30-day months.

                 Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, so long as the Notes are Book-Entry Notes registered in the name of the Depository or its nominee, be paid by wire transfer to the Depository or its nominee; otherwise if such Holder shall have so requested of the Indenture Trustee in writing at least five Business Days prior to the related Record Date and such Holder holds Notes of an aggregate initial Note Principal Balance of at least $5,000,000, such installment shall be paid by wire transfer to an account specified by such Holder, and in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be distributed to such Holder on such Payment Date; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer.

                 (b) The principal of each Note shall be due and payable in full on the Final Scheduled Payment Date as provided in the form of Note set forth in Exhibit A. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Scheduled Payment Date or any such other final Payment Date.

                 (c) The Indenture Trustee shall establish and maintain an Eligible Account (the "Escrow Account"), held in trust for the benefit of the Class A-V Noteholders and the Note Insurer. The Indenture Trustee shall deposit in the Escrow Account amounts received from the Payment Account pursuant to Section 3.05(a)(xii). If the Indenture Trustee shall not have received an investment direction from the holder of a majority of the Certificates (the "Majority Certificateholder"), the Indenture Trustee will invest funds deposited in the Escrow Account in Eligible Investments of the kind described in clause (vii) of the definition of Eligible Investments with a maturity date no later than the second Business Day preceding each Class A-V Payment Date. The Trust shall be the owner of the Escrow Account and shall report all items of income, deduction, gain or loss arising therefrom. The Majority Certificateholder shall deposit in the Escrow Account the amount of any net loss incurred in respect of any such Eligible Investment immediately upon realization of such loss without any right of reimbursement therefor. Amounts on deposit in the Escrow Account shall be withdrawn by the Indenture Trustee as follows:

                 (A) On any Class A-V Payment Date, the Indenture Trustee shall withdraw from the Escrow Account an amount equal to the Escrow Amount and such amount shall be paid to the Class A-V Payment Account for payment to the Class A-V Notes in accordance with the Class A-V Indenture; and

                 (B) On any Class A-F Payment Date in March of each year, the Indenture Trustee shall withdraw from the Escrow account any interest income or gain necessary to pay any taxes incurred on such income or gain and then release any other amounts attributable to income or gain to the Majority Certificateholder.

                 (C) The Escrow Account shall terminate upon the final payment on the Class A-V Notes.

                 Upon termination of the Escrow Account, the Indenture Trustee shall deposit any remaining funds in the Certificate Distribution Account for the purpose of distributing such funds to the Certificateholders after payment of trust expenses to the Owner Trustee or the Indenture Trustee pursuant to the Trust Agreement.

         Section 3.06. Protection of Trust Estate. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                      (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                     (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                    (iii) cause the Issuer or the Master Servicer to enforce any of their rights with respect to the Mortgage Loans; and

                     (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Note Insurer and the Noteholders in such Trust Estate against the claims of all persons and parties.

                 (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

                 The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

         Section 3.07. Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Note Insurer and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

                 (b) On or before March 1 in each calendar year, beginning in 1999, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re- recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31 in the following calendar year.

         Section 3.08. Performance of Obligations. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

                 (b) The Issuer, with the consent of the Note Insurer so long as no Note Insurer Default exists, may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                 (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee, as pledgee of the Mortgage Loans, shall with the consent of, or direction of, the Note Insurer, so long as no Note Insurer Default exists, be able to exercise the rights of the Issuer to direct the actions of the Master Servicer pursuant to the Servicing Agreement.

         Section 3.09. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                      (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Note Insurer or the Indenture Trustee with the consent of the Note Insurer, so long as no Note Insurer Default exists;

                      (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                    (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate;

                      (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Home Equity Loan Purchase Agreement or any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders or the Note Insurer; or

                      (v)   issue debt obligations under any other indenture;

                      (vi) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

                    (vii)   dissolve or liquidate in whole, or subject to
         Section 3.16, in part or merge or consolidate with any other Person;
         or

                   (viii) take any other action or fail to take any action which may cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

         Section 3.10. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Note Insurer, within 120 days after the end of each fiscal year of the Issuer

(commencing with the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                      (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                      (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11.    [Reserved].

         Section 3.12. Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller in the Home Equity Loan Purchase Agreement concerning the Seller and the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Home Equity Loan Purchase Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Home Equity Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller and the Note Insurer of such finding and the Seller's obligation to cure such breach or repurchase or substitute for the related Mortgage Loan.

         Section 3.13. Amendments to Servicing Agreement. The Issuer covenants with the Indenture Trustee and the Note Insurer that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Master Servicer, the Sub-Servicer (provided, that the consent of the Sub-Servicer shall not be unreasonably withheld), the Indenture Trustee and the Note Insurer. The Indenture Trustee, as pledgee of the Mortgage Loans, may, with the consent of the Note Insurer so long as no
Note Insurer Default exists, decline to enter into or consent to any such supplement or amendment if the Note Insurer's or Noteholders' rights, duties or immunities would be materially and adversely affected thereby. The Indenture Trustee may, but shall not be obligated to, enter into any amendment or supplement to the Servicing Agreement that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Master Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its agent and bailee in holding any Related Documents released to the Master Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

         Section 3.15. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section
3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16. Issuer May Consolidate, etc. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee and the Note Insurer, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders, and the payment of the Note Insurance Premium and all other amounts payable to the Note Insurer and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                          (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                          (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes, without taking into account the Note Insurance Policy, to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                          (iv) the Issuer and the Note Insurer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

                          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                          (vi)  the Issuer shall have delivered to the
         Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act); and

                          (vii) the Note Insurer, so long as no Note Insurer Default exists, shall have given its prior written consent.

                 (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                      (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders, and the payment of the Note Insurance Premium and all other amounts payable to the Note Insurer and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes and the Note Insurer, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Indenture Trustee and the Note Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and
         (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                      (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                    (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the rating of the Notes without taking into account the Note Insurance Policy to be reduced, suspended or withdrawn;

                      (iv) the Issuer and the Note Insurer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

                      (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                      (vi) the Issuer shall have delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act); and

                    (vii) the Note Insurer, so long as no Note Insurer Default exists, shall have given its prior written consent.

         Section 3.17. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                 (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Note Insurer of such conveyance or transfer and approval of such transaction given by the Note Insurer to the Indenture Trustee.

         Section 3.18. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and amounts due to the Note Insurer under this Indenture and the Insurance Agreement.

         Section 3.20. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22. Treatment of Notes as Debt for Tax Purposes. The Issuer shall treat the Notes as indebtedness for all federal, state and local income and franchise tax purposes.

         Section 3.23. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee, the Certificateholders and the Class A-V Indenture Trustee as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the Trust Agreement and (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         Section 3.24. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25. Further Instruments and Acts. Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.26. Statements to Noteholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail to each Noteholder and Certificateholder, respectively, the statement prepared pursuant to Section 7.05 of this Indenture. The Indenture Trustee shall have no responsibility to (i) verify information provided by the Master Servicer to be included in such statement or (ii) include any information required to be included in such statement if the Master Servicer has failed to timely produce such information to the Indenture Trustee as required pursuant to the Servicing Agreement.

         Section 3.27.    Claims Upon the Policy; Policy Payments Account.

                 (a) If, by the close of business on the third Business Day prior to a Payment Date, the Indenture Trustee determines that a Deficiency Amount for any Payment Date is greater than zero, then the Indenture Trustee shall give notice to the Note Insurer by telephone or telecopy of the amount of such Deficiency Amount. Such notice of such Deficiency Amount shall be confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Policy, to the Note Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m. New York time on the second Business Day prior to such Payment Date. Following Receipt (as defined in the Policy) by the Note Insurer of such notice in such form, the Note Insurer or the Fiscal Agent will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon New York time on the Payment Date to which such deficiency relates, as provided in the Endorsement to the Policy.

                 (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of Noteholders and the Note Insurer referred to herein as the "Policy Payments Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Noteholders of the Scheduled Payment for which a claim was made, and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Trust Estate. Amounts paid under the Policy shall be transferred to the Payment Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to the Noteholder in accordance with Section 3.05. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Scheduled Payment with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Note Register and in the statement to be furnished to Noteholder pursuant to Section
7.05.  Funds held in the Policy Payments Account shall not be invested.

                 On any Payment Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Indenture Trustee as a result of any claim under the Policy, to the extent required to make Scheduled Payment on such Payment Date, shall be withdrawn from the Policy Payments Account and deposited in the Payment Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Payment Account pursuant to Section 3.05 directly to the payment in full of the Scheduled Payment due on the Notes. Funds received by the Indenture Trustee as a result of any claim under the Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Noteholder and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Trust Estate. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of such Business Day.

                 (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

                 (d) The Indenture Trustee shall promptly notify the Note Insurer and Fiscal Agent of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any Scheduled Payment made with respect to the Notes. Each Noteholder, by its purchase of Notes, the Master Servicer and the Indenture Trustee hereby agree that the Note Insurer (so long as no Note Insurer Default under clause (a) of the definition thereof has occurred and is continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation,
(i) the direction of any appeal of any order relating to such Preference Claims and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Master Servicer, the Indenture Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

         Section 4.01. The Notes. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Note Principal Balances of $25,000 and integral multiples of $1,000 in excess thereof.

                 Subject to the last sentence of Section 4.12 , the Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of Notes hereunder. In addition, subject to the last sentence of Section 4.12, except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

                 In the event The Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar and Note Registrar.
The Issuer shall cause the Indenture Trustee, as Note Registrar, to keep at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

                 Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Principal Balances evidencing the same aggregate Percentage Interests.

                 Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Principal Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the City of New York or the city in which any Corporate Trust Office is located. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

                 No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                 The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment. The Issuer hereby appoints the Indenture Trustee as Note Registrar.

         Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Note Insurer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Note Insurer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Note Insurer or the Indenture Trustee in connection therewith.

                 Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                 Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                 The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Note Insurer, the Indenture Trustee and any agent of the Issuer, the Note Insurer, or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Note Insurer, the Indenture Trustee nor any agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 4.05, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 4.06. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of definitive Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section
4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                      (i) the provisions of this Section 4.06 shall be in full force and effect;

                      (ii) the Note Registrar, the Note Insurer and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of Notes;

                      (iii) to the extent that the provisions of this Section
         4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                      (iv) subject to the last sentence of Section 4.12, the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Beneficial Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                      (v) subject to the last sentence of Section 4.12, whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Principal Balances of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07. Notices to Depository. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08. Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Principal Balances of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same.
Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders. The Indenture Trustee shall notify the Note Insurer upon the issuance of Definitive Notes.

         Section 4.09. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 4.10.    Satisfaction and Discharge of Indenture.   This
Indenture shall cease to be of further effect with respect to the Notes, except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders (and the Note Insurer, as subrogee of the Noteholders) to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                 (A)      either

                 (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and
         (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
         Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                 (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                          a.      have become due and payable,

                          b. will become due and payable at the Final Scheduled Payment Date within one year, or

                          c. have been declared immediately due and payable pursuant to Section 5.02 hereof,

         and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date or other final Payment Date and has delivered (pursuant to Section 10.01(b)) to the Indenture Trustee and the Note Insurer a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Notes, or, in the case of c. above, the Issuer shall have complied with all requirements of Section
         8.07 hereof;

                 (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer as evidenced by the notice of the Note Insurer; and

                 (C) the Issuer has delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

         Section 4.11. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer or the Note Insurer, as applicable, as the Indenture Trustee may determine, to the Holders of Notes, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12. Subrogation and Cooperation. (a) The Issuer and the Indenture Trustee acknowledge (and each Noteholder by acceptance of its Note hereby agrees) that (i) to the extent the Note Insurer makes payments under the
Note Insurance Policy on account of principal of or interest on the Notes, the
Note Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer, and (ii) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

                 Scheduled Payments disbursed by the Indenture Trustee from proceeds of the Note Insurance Policy shall not be considered payment by the Issuer with respect to the Notes, nor shall such disbursement of such Scheduled Payments discharge the obligations of the Issuer with respect to the amounts thereof, and the Note Insurer shall become the owner of such amounts as the deemed subrogee of such Noteholders.

                 The Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

                      (i) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement, enforce any judgment obtained and collect from the Issuer monies adjudged due;

                      (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                    (iii) file or record all Assignments of Mortgage that have not previously been recorded;

                      (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                      (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Note Insurer hereunder;

provided, however, action shall be taken pursuant to this Section 4.12 by the Indenture Trustee to preserve the Note Insurer's rights or interest under this Agreement or the Insurance Agreement only to the extent such action is available to the Noteholders or the Note Insurer under other provisions of this Indenture.

                 Notwithstanding any provision of this Indenture to the contrary, so long as no Note Insurer Default exists, the Note Insurer shall at all times be treated as if it were the exclusive Noteholder for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies hereunder, and the Indenture Trustee shall act in accordance with the directions of the Note Insurer so long as it is indemnified therefor to its reasonable satisfaction; provided, however, that the provisions of the first paragraph of Section 5.06 shall not apply to the Note Insurer when the Note Insurer is exercising the rights of the Noteholders pursuant to this paragraph.

         Section 4.13. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

         Section 4.14. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may reasonably determine, as evidenced by their execution of such Notes.

                 If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.


                                   ARTICLE V

                              Default and Remedies

         Section 5.01. Events of Default. The Issuer shall deliver to the Indenture Trustee and the Note Insurer, within five days after learning of the occurrence of a Default or an Event of Default, written notice in the form of an Officer's Certificate of the occurrence of such Default or Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing then and in every such case the Indenture Trustee may (with the prior written consent of the Note Insurer), and, at the written direction of the Note Insurer, or if a Note Insurer Default exists, the Holders of Notes representing not less than a majority of the Note Principal Balances of all Notes, shall, declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid Note Principal Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                 At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Note Insurer or, if a Note Insurer Default exists, the Holders of Notes representing a majority of the Note Principal Balances of all Notes, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

                      (i) the Issuer or the Note Insurer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                          (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                          (B) all sums reasonably paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                      (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

provided, however, the Note Insurer, so long as no Note Insurer Default exists, may waive an Event of Default regardless of Section 5.02(i) or (ii) above.

                 No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest (including the Interest Payment Amount) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal (including the Principal Payment Amount and the Subordination Increase Amount) of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, immediately upon demand of the Indenture Trustee, at the direction of the Note Insurer, so long as no Note Insurer Default exists, pay to the Indenture Trustee, for the benefit of the Holders of Notes and of the Note Insurer, the whole amount then due and payable on the Notes for principal and interest, with interest at the Note Interest Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                 (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, and at the direction of the Note Insurer, so long as no
Note Insurer Default exists, subject to the provisions of Section 10.16 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

                 (c) If an Event of Default occurs and is continuing, the Indenture Trustee, at the direction of the Note Insurer, so long as no Note Insurer Default exists, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer, by such appropriate Proceedings as the Indenture Trustee, at the direction of the Note Insurer, so long as no Note Insurer Default exists, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                 (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, at the direction of the Note Insurer, so long as no Note Insurer Default exists, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                      (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith), the Note Insurer and of the Noteholders allowed in such Proceedings;

                      (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                    (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the
         Note Insurer and of the Indenture Trustee on their behalf; and

                      (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Note Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee, with the consent of the Note Insurer, so long as no Note Insurer Default exists, shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, all other reasonable expenses and liabilities incurred, all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith, and all amounts due to the Note Insurer.

                 (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                 (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the
Note Insurer, subject to Section 5.05 hereof.

                 (g) In any Proceedings brought by the Indenture Trustee with the consent of the Note Insurer, so long as no Note Insurer Default exists (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee, subject to the provisions of Section 10.16 hereof and with the consent of the
Note Insurer so long as no Note Insurer Default exists, may and, at the direction of the Note Insurer so long as no Note Insurer Default exists, shall, do one or more of the following (subject to Section 5.05 hereof):

                      (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                      (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                    (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Holders of the Notes and the Note Insurer; and

                      (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that so long as a Note Insurer Default exists, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Principal Balance, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Note Insurer for any amounts drawn under the
Note Insurance Policy and any other amounts due to the Note Insurer under the Insurance Agreement or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Note Principal Balance. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                 (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order; provided, however, that any amounts representing payments from the Note Insurer shall be used only to pay interest and principal to the Noteholders pursuant to clauses THIRD and FOURTH below:

                 FIRST:  to the Indenture Trustee for amounts due under Section
                 6.07 hereof;

                 SECOND: to the Note Insurer, provided no Note Insurer Default exists, with respect to any Premium Amount then due;

                 THIRD: to the Noteholders for amounts due and unpaid on the Notes with respect to interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest (including the Interest Payment Amount, but not including any unpaid Prepayment Interest Shortfalls, and Relief Act Shortfalls) from amounts available in the Trust Estate for the Noteholders;

                 FOURTH: to Noteholders for amounts due and unpaid on the Notes with respect to principal (including, but not limited to, any Principal Payment Amount), from amounts available in the Trust Estate for the Noteholders, and to each Noteholder ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, until the Note Principal Balance is reduced to zero;

                 FIFTH: to the Note Insurer, the sum of (a) all payments previously paid by the Note Insurer under the Note Insurance Policy which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts become due until paid in full (including any Premium Amount not paid pursuant to clause SECOND above);

                 SIXTH: to the Class A-V Payment Account, any amounts required to pay (x) the amount by which the Class A-V Interest Payment Amount (not including any Class A-V Carry-Forward Amount for such Payment Date) exceeds the Class A-V Available Funds due to Class A-V Realized Losses or the failure of any Mortgagor to make an interest payment on or before the date on which it is due and (y) any Class A-V Realized Losses relating to the Class A-V Notes on such Class A-V Payment Date or any previous Class A-V Payment Date;

                 SEVENTH: to the Note Insurer, the sum of (a) all payments previously paid by the Note Insurer under the Class A-V Note Insurance Policy which have not previously been reimbursed,
                 (b) any other amounts due to the Note Insurer pursuant to the Series 1998-2V Insurance Agreement, to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the 1998-2V Insurance Agreement from the date such amounts become due until paid in full;

                 EIGHTH: to the Noteholders for amounts due and unpaid on the Notes with respect to any unpaid Prepayment Interest Shortfalls and Relief Act Shortfalls, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes with respect thereto, from amounts available in the Trust Estate for the Noteholders; and


                 NINTH: to the payment of the remainder, if any, to the Certificate Paying Agent to be distributed to the Certificateholders or any other person legally entitled thereto; provided, however, that if such Payment Date is the final Payment Date with respect to the Notes (as a result of the exercise of the redemption or final maturity of the Notes) and at such date the Class A-V Subordination Amount is less than the Class A-V Required Subordination Amount, such remaining amount shall be transferred to the Escrow Account.


                 The Indenture Trustee may fix a Record Date and payment date for any payment to Noteholders pursuant to this Section 5.04. With respect to any acceleration at the direction of the Note Insurer, the first payment date after the acceleration shall be the first Payment Date after the acceleration. Promptly after the Indenture Trustee receives such direction, the Indenture Trustee shall mail to each Noteholder a notice that states the Record Date, the payment date and the amount to be paid.

         Section 5.05.    Optional Preservation of the Trust Estate.   If the
Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, with the consent of the Note Insurer, and shall, at the direction of the Note Insurer, so long as no Note Insurer Default exists, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Note Insurer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless subject to the provisions of Section 10.16 hereof:

                      (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                      (ii) the Holders of not less than 50% of the Note Principal Balances of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                    (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                      (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings;

                      (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Principal Balances of the Notes; and

                      (vi) such Holder or Holders have the consent of the Note Insurer, unless a Note Insurer Default exists.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                 Subject to the last paragraph of Section 4.12 herein, in the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Note Principal Balances of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, to the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Note Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as the case may be.

         Section 5.11.    Control by Note Insurer.  The Note Insurer, or if a
Note Insurer Default exists, the Holders of a majority of the Note Principal Balances of Notes (subject to the provisions of Section 5.06) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                      (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                      (ii) if a Note Insurer Default exists, subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing 100% of the Note Principal Balances of the Notes;

                    (iii) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee, with the consent of the
         Note Insurer, so long as no Note Insurer Default exists, elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes (other than with respect to the Note Insurer exercising the rights of Noteholders pursuant to the last sentence of Section 4.12) to sell or liquidate the Trust Estate shall be of no force and effect; and

                      (iv) if a Note Insurer Default exists, the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or, if a Note Insurer Default exists, might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12.    Waiver of Past Defaults.   Prior to the declaration
of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Note Insurer, or if a Note Insurer Default exists, the Holders of Notes of not less than a majority of the Note Principal Balances of the Notes, may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note or (c) the waiver of which would materially and adversely affect the interests of the Note Insurer or modify its obligation under the Note Insurance Policy. In the case of any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13.    Undertaking for Costs.   All parties to this
Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee or the Note Insurer, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Principal Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Sale of Trust Estate. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof is expressly subject to the provisions of
Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee with the consent of the Note Insurer, so long as no Note Insurer Default exists, may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                 (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

                 (1) the Note Insurer or, if a Note Insurer Default exists, the Holders of all Notes, consent to or direct the Indenture Trustee to make, such Sale, or

                 (2) unless the Note Insurer otherwise consents, the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes and the Note Insurer in respect of amounts drawn under the Note Insurance Policy and any other amounts due to the
Note Insurer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                 (3) The Indenture Trustee determines with the consent of the Note Insurer, so long as no Note Insurer Default exists, that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Note Insurer consents to such Sale, or if a Note Insurer Default exists, the Holders of Notes representing at least 66-2/3% of the Note Principal Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                 (c) Unless the Note Insurer or, if a Note Insurer Default exists, the Holders of Notes representing at least 66-2/3% of the Note Principal Balances of the Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 and no Person bids an amount equal to or greater than such amount, the Indenture Trustee on behalf of the Trust shall reject all bids.

                 (d) In connection with a Sale of all or any portion of the Trust Estate,

                 (1) any Holder or Holders of Notes may bid for and with the consent of the Note Insurer purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                 (2) the Indenture Trustee, with the consent of the Note Insurer, so long as no Note Insurer Default exists, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates and amounts owing to the Note Insurer as a result of such Sale in accordance with Section 5.04(b) hereof on the Payment Date next succeeding the date of such Sale and (B) the reasonable expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                 (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                 (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                 (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

         Section 5.17.    Performance and Enforcement of Certain Obligations.
(a) Promptly following a request from the Indenture Trustee or the Note Insurer to do so, the Issuer, in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee or the Note Insurer may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Home Equity Loan Purchase Agreement and the Servicing Agreement, and by Pacific of each of its obligations to the Issuer under or in connection with the Amended and Restated Trust Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Home Equity Loan Purchase Agreement, the Servicing Agreement and the Amended and Restated Loan

Sale Agreement to the extent and in the manner directed by the Indenture Trustee, with the consent of the Note Insurer, so long as no Note Insurer Default exists, as pledgee of the Mortgage Loans, or by the Note Insurer, including the transmission of notices of default on the part of the Seller, the Master Servicer or Pacific thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Home Equity Loan Purchase Agreement and the Servicing Agreement and by Pacific of each of its obligations to the Issuer under or in connection with the Amended and Restated Loan Sale Agreement. So long as no Note Insurer Default exists, the Note Insurer shall have the right to approve or reject any proposed successor to the Master Servicer (other than the Indenture Trustee) under the Servicing Agreement.

                 (b) The Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Note Insurer under this Agreement and the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Note Insurer or, if a Note Insurer Default exists, the Holders of 66-2/3% of the Note Principal Balances of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Home Equity Loan Purchase Agreement and the Servicing Agreement or against Pacific under or in connection with the Amended and Restated Loan Sale Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Master Servicer or Pacific, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Home Equity Loan Purchase Agreement, the Servicing Agreement or the Amended and Restated Loan Sale Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.


                                   ARTICLE VI

                             The Indenture Trustee

         Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (b)  Except during the continuance of an Event of Default:

                      (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                      (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                 (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                      (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Sections
         5.11 or 5.15 or (B) from the Note Insurer, which it is entitled to give under any of the Basic Documents.

                 (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                 (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                 (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                 (h) The Indenture Trustee shall act in accordance with Sections 6.03 and 6.04 of the Servicing Agreement and shall act as successor to the Master Servicer in accordance with Section 6.02 of the Servicing Agreement.

                 (i) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

         Section 6.02. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                 (b) Before the Indenture Trustee acts or refrains from acting, it may reasonably require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee, which Officer's Certificate or Opinion of Counsel shall not be at the expense of the Indenture Trustee or the Trust Estate. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

                 (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

                 (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                 (e) The Indenture Trustee may consult with counsel chosen by it with due care, and advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11 hereof.

         Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.05. Notice of Event of Default. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall promptly give notice thereof to the Note Insurer. The Trustee shall mail to each Noteholder notice of the Event of Default within 10 days after a Responsible Officer has actual knowledge thereof unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.06.    Tax Administration of the Issuer.   The Indenture
Trustee, based solely on information timely provided by the Master Servicer, shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section
5.03 of the Trust Agreement.

         Section 6.07. Compensation and Indemnity. The Indenture Trustee shall receive on each Payment Date the Indenture Trustee Fee as reasonable compensation for its services. The amount of the Indenture Trustee Fee shall be paid to the Indenture Trustee on each Payment Date pursuant to Section 3.05(a)(i) of this Indenture, and all amounts owing to the Indenture Trustee hereunder in excess of such amount shall be paid solely as provided in Section 3.05(a)(viii) hereof. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Indenture Trustee shall be reimbursed for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services, subject to the priorities established by Sections 3.05(a)(viii) and 5.04(b) of this Indenture. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Indenture Trustee shall be indemnified by the Master Servicer as set forth in Section 5.06(a) of the Servicing Agreement against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this Trust Estate and the performance of its duties hereunder. The Indenture Trustee shall notify the Master Servicer and the Note Insurer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Master Servicer shall not relieve the Master Servicer of its obligations hereunder. The Master Servicer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Master Servicer shall pay the reasonable fees and expenses of such counsel. The Master Servicer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. The indemnification provided by this Section 6.07 shall survive the termination, satisfaction, discharge, redemption or assignment of this Indenture or the resignation or removal of the Indenture Trustee hereunder.

                 The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Note Insurer. The Note Insurer or, if a Note Insurer Default exists, the Holders of a majority of Note Principal Balances of the Notes may remove the Indenture Trustee by so notifying the Issuer and the Indenture Trustee and the Note Insurer and may appoint a successor Indenture Trustee. The Issuer shall, with the consent of the Note Insurer, so long as no Note Insurer Default exists, remove the Indenture Trustee if:

                      (i)   the Indenture Trustee fails to comply with Section
         6.11 hereof;

                      (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                    (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                      (iv) the Indenture Trustee otherwise becomes incapable of acting.

                 If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall, with the consent of the Note Insurer, so long as no
Note Insurer Default exists, promptly appoint a successor Indenture Trustee acceptable to the Note Insurer.

                 A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Note Insurer and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                 If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Note Insurer or the Holders of a majority of Note Principal Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                 Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee with respect to services performed and expenses incurred prior to such replacement.

         Section 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or





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
transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Issuer, the Rating Agencies and the Note Insurer with prior written notice of any such transaction.

                 If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force provided in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

         Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Note Insurer, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee or the Note Insurer may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof and notice to, and the consent of, the Note Insurer (but not the Noteholders) of the appointment of any co-trustee or separate trustee shall be required.

                 (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                      (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and





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
                    (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                 (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co- trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                 (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times be acceptable to the Note Insurer and authorized to exercise corporate trust powers. The Indenture Trustee shall also satisfy the requirements of TIA Section 310(a) and have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's and BBB or better by Standard & Poor's. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.08 hereof.

         Section 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.13. Representations and Warranties. The Indenture Trustee hereby represents that:

                    (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

                    (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

                   (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound;

                    (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture; and

                    (v) This Indenture, when executed by Indenture Trustee, will constitute the legal, valid and binding obligation of the Indenture Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles.

         Section 6.14. Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

                 (a) to accept the pledge of the Mortgage Loans and hold the assets of the Owner Trust Estate in trust for the Noteholders and the Note Insurer;

                 (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

                 (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.15. The Agents. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity shall inure also to the Paying Agent, the Note Registrar, the Certificate Paying Agent and the Certificate Registrar.





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
                                  ARTICLE VII

                         Noteholders' Lists and Reports

         Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee and the Note Insurer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

                 (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                 (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         Section 7.03. Reports by the Indenture Trustee. (a) The Indenture Trustee shall:

                      (i) file with the Company and the Note Insurer, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Such filings shall be as follows: promptly after each Payment Date, the Indenture Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Noteholders for such Payment Date as an exhibit thereto. Prior to January 30, 1999, the Indenture Trustee shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 31, 1999, the Indenture Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Company hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Company. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Company of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least three Business Days prior to filing any





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

         Form 8-K or Form 10-K pursuant to this Section 7.03, the Indenture Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Company;

                      (ii) file with the Company, the Note Insurer and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (iii) supply to the Company and the Note Insurer (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission. For purposes of notice under TIA the parties hereto agree that the Statement to Noteholders provided in Section 7.05 hereof shall be deemed notice, as applicable.

                 (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                 (c) The Company and the Issuer hereby agrees to furnish such information and otherwise cooperate with the Indenture Trustee as necessary for the Indenture Trustee to perform its duties as provided in this Section 7.03.

         Section 7.04.    Reports by Indenture Trustee.  If required by TIA
Section 313(a), within 60 days after each January 1 beginning with January 1, 1999, the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) and to the Note Insurer a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

                 A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Note Insurer if and when the Notes are listed on any stock exchange.

         Section 7.05.    Statements to Noteholders. (a) Subject to Section
3.26 of this Indenture, with respect to each Payment Date, the Indenture Trustee shall deliver to each Certificateholder and Noteholder, the Note Insurer, the Company, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes, to the extent applicable:

                          (i)  the aggregate amount of collections with respect
to the Mortgage Loans with respect to such Payment Date;

                          (ii)  the Interest Payment Amount, Principal Payment
Amount and Subordination Increase Amount payable to the Noteholders for such Payment Date;

                          (iii)  the amount of the aggregate distribution to
the Noteholders for such Payment Date;

                          (iv)  the Scheduled Payments, if any, paid by the
Note Insurer under the Note Insurance Policy for such Payment Date and the aggregate Scheduled Payments for all prior Payment Dates paid by the Note Insurer under the Note Insurance Policy and not yet reimbursed;

                          (v)  the aggregate Principal Balance of the Mortgage
Loans as of the end of the preceding Due Period;

                          (vi)  the number and aggregate Principal Balances of
Mortgage Loans (a) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days (excluding any Mortgage Loans in foreclosure or that have become REO Property), respectively, (b) in foreclosure and (c) that have become REO Property, in each case as of the end of the preceding Due Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

                          (vii)  the Weighted Average Net Mortgage Rate for the
related Payment Date;

                          (viii)  the Required Subordination Amount,
Subordination Amount, Net Monthly Excess Cashflow and Subordination Reduction Amount for such Payment Date;

                          (ix)  the amount of any Advances and Compensating
Interest for such Payment Date;

                          (x)  the aggregate Realized Losses with respect to
the related Payment Date and cumulative Realized Losses since the Closing Date;

                          (xi)  the amount of any unpaid accrued interest on
the Notes after such Payment Date;

                          (xii)  the aggregate Note Principal Balance of the
Notes after giving effect to the distribution of principal on such Payment
Date;

                          (xiii) the Note Interest Rate for such Payment Date;

                          (xiv)  the number and aggregate Principal Balance of
first lien Mortgage Loans and the number and aggregate Principal Balance of second lien Mortgage Loans repurchased pursuant to the Home Equity Loan Purchase Agreement for the related Payment Date and cumulatively since the Closing Date;

                          (xv)  the Cumulative Loss Percentage, Delinquency
Percentage, Delinquency Amount and Rolling Delinquency Percentage for such Payment Date;

                          (xvi)  the amount of any Prepayment Interest
Shortfalls or Relief Act Shortfalls for such Payment Date;

                          (xvii)  the aggregate Principal Balance of Mortgage
Loans purchased pursuant to Section 3.18 of the Servicing Agreement for the related Payment Date and cumulatively since the Closing Date; and

                          (xviii)  the amounts paid, if any, with respect to
the Class A-V Notes pursuant to Section 3.05 (a)(vi) or (vii) for such Payment Date.

                 Items (iii) and (xii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (iii) and (xii) with respect to the Notes for such calendar year.

                 The Indenture Trustee in the absence of manifest error may conclusively rely upon the Determination Date Report provided by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement in its preparation of its Statement to the Noteholders pursuant to this Section 7.05.

         Section 7.06.    Books and Records.

                 The Issuer hereby covenants with the Indenture Trustee that, so long as any of the Notes remain Outstanding, it shall:

                 (a) at all times cause to be kept proper books of account and allow the Indenture Trustee and any person appointed by it, to whom the Issuer shall have no reasonable objection, access to the books of account of the Issuer at all reasonable times, on reasonable prior notice and during normal business hours;

                 (b) at all times conduct and continue to conduct business in its own corporate name;

                 (c) at all times act and continue to act through its duly authorized officers and agents; and

                 (d) so far as permitted by law, at all times cause to be given to the Indenture Trustee such information as it shall reasonably require for the purpose of the discharge of the duties, powers, trusts, authorities and discretions vested in it by this Indenture or by operation of law.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         Section 8.02. Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, the Payment Account as provided in Section 3.01 hereof.

                 (b) All monies deposited from time to time in the Payment Account (other than investments made with such monies including all income or other gain from such investments pursuant to this Indenture) and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Note Insurer.

                 On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and to such other persons in the order of priority set forth in Section
3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

                 The Indenture Trustee may invest any funds in the Payment Account (other than the proceeds of the Note Insurance Policy) in Eligible Investments, in its discretion, maturing no later than the Business Day preceding each Payment Date (provided, however, that with respect to Eligible Investments that consist of obligations of the Indenture Trustee or its affiliates, such Eligible Investments may mature on the related Payment Date) and such Eligible Investments shall not be sold or disposed of prior to their maturity. All income or other gain from such investments may be released from the Payment Account and paid to the Indenture Trustee from time to time as part of its compensation for acting as Indenture Trustee and any losses on such investments shall be deposited by the Indenture Trustee into the Payment Account no later than the Business Day preceding each Payment Date.

         Section 8.03. Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete such action, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.04. Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to Noteholders, the Note Insurer, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III and Article V and the termination of the Escrow Account; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Section 8.05. Release of Trust Estate. (a) Subject to the payment of its reasonable fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.

                 (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due to the Note Insurer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

                 (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied, and a letter from the Note Insurer stating that the Note Insurer has no objection to such request from the Issuer.

         Section 8.06. Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

         Section 8.07. Optional Redemption of the Notes. (a) The holder of the majority of the Certificates shall have the option to purchase all of the Home Equity Loans from the Trust and direct the Issuer to redeem the Notes in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Home Equity Loans is less than or equal to 10% of the Original Pool Balance. The aggregate redemption price for the Notes will be calculated as pursuant to Section 7.2 of the Home Equity Loan Purchase Agreement.

                 (b) In order to exercise the foregoing option, the holder of the majority of the Certificates shall, not less than 15 days prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above with the Indenture Trustee (and the Indenture Trustee shall deposit such funds in the Payment Account), and shall provide written notice to the Indenture Trustee, the Note Insurer, the Issuer and the





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
Owner Trustee of its intention to purchase all of the Home Equity Loans from the Trust and to direct the Issuer to redeem the Notes. Following receipt of the notice from the holder of the majority of the Certificates and the aggregate redemption amount, pursuant to the foregoing, the Indenture Trustee shall release to the holder of the majority of the Certificates the Mortgage Files pertaining to the Home Equity Loans being purchased and provide notice to the Noteholders of the final payment on the Notes and shall apply such funds to make final payments of principal and interest on the Notes in accordance with
Section 3.05(a) hereof, and this Indenture shall be discharged, subject to the provisions of Section 4.10 hereof. If for any reason the amount deposited by the holder of the majority of the Certificates is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited with the Indenture Trustee shall be immediately returned to the holder of the majority of the Certificates in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.


                                   ARTICLE IX

                            Supplemental Indentures

         Section 9.01. Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Holders of any Notes but with the prior written consent of the Note Insurer and the Seller and prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form reasonably satisfactory to the Indenture Trustee, for any of the following purposes:

                      (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                      (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                    (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                      (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                      (v) to cure any ambiguity or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                      (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes;


                    (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

                   (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such supplemental indenture will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section
1.1001.3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes or (B) cause the Trust to be subject to an entity level tax.

                 The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                 (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Note Insurer and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel (or, in the alternative, with respect to clause (i), as evidenced by a rating letter confirming the existing ratings on the Notes (without taking into account the Note Insurer Policy)) (i) adversely affect in any material respect the interests of any Noteholder or (ii) if 100% of the Certificates are not owned by PacificAmerica Money Center, Inc. or if the Note Insurance Policy is outstanding, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the prior written consent of the Note Insurer and the Seller and the consent of the Holders of not less than a majority of the Note Principal Balances of the Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the





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
provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                      (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                      (ii) reduce the percentage of the Note Principal Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                    (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

                      (iv) reduce the percentage of the Note Principal Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to
         Section 5.04 hereof;

                      (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                      (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                    (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.





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                 The Indenture Trustee may, with the consent of the Note
Insurer, so long as no Note Insurer Default exists, in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                 It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                 Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the





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
Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.









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
                                   ARTICLE X

                                 Miscellaneous

         Section 10.01.   Compliance Certificates and Opinions, etc.   (a)
Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Note Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                          (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                          (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                          (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

                          (b)  (i) Except with respect to the substitution of
Mortgage Loans pursuant to Section 2.2 of the Home Equity Loan Purchase Agreement or the addition of Subsequent Mortgage Loans pursuant to Section 2.3 thereof, prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer





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
of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

                         (ii)  Whenever the Issuer is required to furnish to
the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Note Insurer an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Principal Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Principal Balances of the Notes.

                        (iii) Except with respect to the substitution of Mortgage Loans pursuant to Section 2.2 of the Home Equity Loan Purchase Agreement or the addition of Subsequent Mortgage Loans pursuant to Section 2.3 thereof, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                         (iv)  Whenever the Issuer is required to furnish to
the Indenture Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Note Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

         Section 10.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by,





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
counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                 Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

                 (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                 (c)  The ownership of Notes shall be proved by the Note
Registrar.

                 (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered





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to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 10.04. Notices, etc., to Indenture Trustee, Issuer, Note Insurer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                      (i) the Indenture Trustee by any Noteholder or by the Issuer or the Note Insurer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer and the Note Insurer; or

                      (ii) the Issuer by the Indenture Trustee or by any Noteholder or the Note Insurer shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Issuer addressed to: PacificAmerica Home Equity Loan Trust Series 1998-2F, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
         Corporate Trust Administration (telecopy number (302) 651-1576), or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the
         Note Insurer; or

                    (iii) the Company by the Indenture Trustee or by any Noteholder or the Note Insurer shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Company addressed to: Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center/North Tower, 23rd Floor, New York, New York 10281, Attention: Legal Department, Michael McGovern (telecopy number (212) 449-5559), or at any other address previously furnished in writing to the Indenture Trustee by the Company. The Company shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Note Insurer; or

                      (iv) the Seller by the Indenture Trustee or by any Noteholder or the Note Insurer shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid, to the Issuer addressed to: PacificAmerica Money Center, Inc., 21031 Ventura Boulevard, Woodland Hills, California 91364-2210, Attention:
         Chief Financial Officer (telecopy number (818) 598-8298), or at any other address previously furnished in writing to the Indenture Trustee by the Seller. The Seller shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Note Insurer; or

                      (v) the Note Insurer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder if in writing and mailed, first-





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
         class, postage pre-paid, or personally delivered or telecopied to:
         Financial Security Assurance Inc., 350 Park Avenue, New York, NY 10022, Attention: Surveillance Department, Re: Pacific America Home Equity Loan Asset-Backed Notes Series 1998-2F, Class A-F (telecopy number (212) 339-3518). In each case in which a notice or other communication to the Note Insurer refers to a Servicing Default or a claim under the Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED."

                 Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first-class, postage prepaid, to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                 In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.





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
                 Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                 The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.07. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.09. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.10. Benefits of Indenture. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. To the extent that this Indenture confers upon or gives or grants to the Note Insurer any right, remedy or claim under or by reason of this Indenture, the Note Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and the Note Insurer, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 10.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





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         Section 10.13.   Counterparts.  This Indenture may be executed in any
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.15. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

         Section 10.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Company or the Issuer, or join in any institution against the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. This Section 10.16 will survive for one year and one day following the termination of this Indenture.

         Section 10.17. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee and the Note Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by





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Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Note Insurer shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is necessary to perform its obligations hereunder.



                                  ARTICLE  XI

                   Certain Matters Regarding the Note Insurer

         Section 11.01. Certain Rights of the Note Insurer. By accepting its Note, each Noteholder agrees that unless a Note Insurer Default exists, the
Note Insurer shall have the following rights, without any consent of the
Noteholders:

                 (a) the right to direct foreclosure upon Mortgage Loans upon failure of the Master Servicer to do so for any reason;

                 (b) the right to require Pacific or the Seller to repurchase or substitute for, or to require the Master Servicer to purchase, Mortgage Loans;

                 (c) the right to give notice of breach or to terminate the rights and obligations of the Master Servicer;

                 (d) the right to direct the actions of the Indenture Trustee during the continuance of a Servicing Default.

                 In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the right to remove the Indenture Trustee may be exercised by the Majority Noteholders only with the prior written consent of the Note Insurer.

         Section 11.02.   Indenture Trustee To Act Solely with Consent of the
Note Insurer.

                 (a) Unless a Note Insurer Default exists, the Indenture Trustee shall not;

                          (i)  terminate the rights and obligations of the
Master Servicer or consent to the resignation of the Master Servicer;

                          (ii)  terminate any Sub-Servicing Agreements; or

                          (iii)  assume any Sub-Servicing Agreements;

without the prior written consent of the Note Insurer.

                 (b) Notwithstanding anything herein to the contrary, after the occurrence of a Servicing Default and until such time as all Servicing Defaults have been cured, no provision of this Agreement shall require the Indenture Trustee to take any action or omit to take any action at the request of the Note Insurer or any Noteholder to the extent the Indenture Trustee believes in good faith such action or omission would cause the Indenture Trustee to violate any law or regulation applicable to it or to breach their respective obligations owed by it to the Noteholders and to the Note Insurer, pursuant to their Agreement or otherwise.

         Section 11.03.   Trust Estate and Accounts Held for Benefit of the
Note Insurer and the Noteholders. The Indenture Trustee shall hold the Trust Estate and the Mortgage Files, and shall maintain the Accounts, for the benefit of the Noteholders and the Note Insurer and all references in this Agreement and in the Notes to the benefit of Noteholders shall be deemed to include the
Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable requests by the Note Insurer or the Noteholders (when other than the Seller, the Master Servicer or any affiliate thereof), for action to preserve or enforce the respective rights and interests of the Note Insurer or the Noteholders (when other than the Seller, the Master Servicer or any affiliate thereof) under this Agreement and the Notes.

                 The Master Servicer hereby acknowledges and agrees that it shall service and administer, or cause a Sub-Servicer to service and administer, the Mortgage Loans and any REO Properties for the benefit of the Noteholders and for the benefit of the Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Noteholders shall be deemed to include the Note Insurer. Unless a Note Insurer Default exists, the Master Servicer shall not terminate any Sub-Servicing Agreements or undertake any litigation with respect to the transactions contemplated by the Basic Documents pursuant to Section 3.02(b) of the Servicing Agreement without the prior written consent of the Note Insurer. Unless a Note Insurer Default exists, the Indenture Trustee shall not undertake any litigation pursuant to
Section 5.03 (other than litigation to enforce their respective rights hereunder) without the prior written consent of the Note Insurer.

         Section 11.04. Effect of Payments by the Note Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Notes from the Trust Estate. The Indenture Trustee agrees, that without the need for any further action on the part of the Note Insurer, the Seller, the Master Servicer or the Indenture Trustee, to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders, the Note Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and/or interest from the Trust Estate. The Issuer shall not be discharged from its obligations hereunder upon payment of principal of any interest on the Notes by the Note Insurer under the Policy.

                 The Indenture Trustee shall reasonably cooperate in all respects with any reasonable request by the Note Insurer or the Noteholders (when other than the Seller, the Master Servicer or any affiliate thereof) for action to preserve or enforce the respective rights or interests of the Note Insurer or the Noteholders under this Agreement without limiting the rights or affecting the interest of the Noteholders as otherwise set forth herein.

         Section 11.05. Insolvency Proceedings. The Indenture Trustee shall promptly notify the Note Insurer of either of the following as to which it has actual knowledge: (i) the commencement of any proceeding by or against the Issuer commenced under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, the Notes. Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that the Note Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Note Insurer but subject to reimbursement as provided in the Insurance Agreement and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth in Section 11.04, the Note Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law the rights of the Indenture Trustee and each Noteholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

         Section 11.06. Notices to the Note Insurer. All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders and, if not otherwise required to be sent to the Note Insurer, shall also be sent to the Note Insurer.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                        PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F, as Issuer

                        By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee



                        By:
                           ----------------------------------------------------
                           Name:
                           Title:


                        BANKERS TRUST COMPANY OF CALIFORNIA, N.A., not in its individual capacity but solely as Indenture Trustee and as Note Registrar


                        By:
                           ----------------------------------------------------
                           Name:
                           Title:




BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

hereby accepts the appointment as Certificate
Paying Agent pursuant to Section 3.10 of the Trust Agreement and as Certificate Registrar pursuant to Section 4.02 hereof.


By:
   ----------------------------------------------------
   Name:
   Title:

STATE OF DELAWARE)
                    ) ss.:
COUNTY OF NEW CASTLE)

         On this __ day of June , before me personally appeared __________________________, to me known, who being by me duly sworn, did depose and say, that [s]he is the ____________________________ of the Owner Trustee, one of the corporations described in and which executed the above instrument; that [s]he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that [s]he signed his name thereto by like order.



                                  Notary Public


[NOTARIAL SEAL]

STATE OF     NEW YORK     )
                          ) ss.:
COUNTY OF   NEW YORK      )

         On this __day of June , before me personally appeared Melanie Anbarci, to me known, who being by me duly sworn, did depose and say, that [s]he is the Assistant Secretary of Bankers Trust Company of California, N.A., as Indenture Trustee, a national banking association, which executed the above instrument; that [s]he knows the seal of said national banking association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said national banking association; and that [s]he signed his/her name thereto by like order.


                                  Notary Public


[NOTARIAL SEAL]

                                   EXHIBIT A

                                 FORM OF NOTES



UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE NOTE INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.




              PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F PACIFICAMERICA HOME EQUITY LOAN ASSET-BACKED NOTES,
                                 SERIES 1998-2F


AGGREGATE NOTE PRINCIPAL
BALANCE: $____________

INITIAL NOTE PRINCIPAL
BALANCE OF THIS NOTE:  $_____________                  CUSIP NO.




                                 NOTE NUMBER:   1

         PacificAmerica Home Equity Loan Trust Series 1998-2F (the "Issuer"), a Delaware business trust, for value received, hereby promises to pay to __________ or registered assigns, the principal sum of
______________________________________ ($___________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 1998 and ending on or before the Payment Date occurring in June 2028 (the "Stated Maturity") and to pay interest on the Note Principal Balance of this Note outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1998-2F, (the "Notes"), issued under an Indenture, dated as of June 1, 1998 (the "Indenture"), between the Issuer and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on the Notes will be made on each Payment Date to Noteholders of record as of the related Record Date. On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Interest Payment Amount for such Payment Date, together with principal payments in an aggregate amount equal to the Principal Payment Amount plus the Subordination Increase Amount, if any, for such Payment Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         Financial Security Assurance Inc. (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of the financial guaranty insurance policy (the "Note Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Scheduled Payment. The Note Insurance Policy will not cover any Prepayment Interest Shortfalls or Relief Act Shortfalls.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Notes are subject to redemption in whole, but not in part, by the Seller on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans is less than or equal to 10% of the Original Pool Balance.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate and payments under the Note Insurance Policy will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate and the Note Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Company, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Principal Balance of at least $5,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee. All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to
Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the rights to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared to be due and payable in the manner and with the effect provided in the Indenture.
If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Subordination Increase Amount, any Prepayment Interest Shortfall, to the extent not covered by Compensating Interest payments by the Master Servicer or any Relief

Act Shortfalls at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         Pursuant to the Indenture, unless a Note Insurer Default exists (i) the Note Insurer shall be deemed to be the holder of the Notes for certain purposes specified in the Indenture (other than with respect to payment on the Notes), and will be entitled to exercise all rights of the Noteholders thereunder, including the rights of Noteholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Noteholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Note Insurer.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the Corporate Trust Office, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Principal Balance will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting (i) the Note Insurer or (ii) if a Note Insurer Default exists, the Holders of Notes representing specified percentages of the aggregate Note Principal Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Event of Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, the Notes will be represented by one bond registered in the name of CEDE & Co. as nominee of DTC, acting in its capacity as the Depository for the Notes. The Notes will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering the same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that such Noteholder will not at any time institute against the Company or the Issuer, or join in any institution against the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the Basic Documents.

         So long as no Note Insurer Default exists, the Note Insurer shall at all times be treated as if it were the exclusive Noteholder for the purposes of all approvals, consents, waivers and the institution of any action and the direction of all remedies, and the Indenture Trustee shall act in accordance with the directions of the Note Insurer so long as it is indemnified therefor to its reasonable satisfaction.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                        PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F

                        BY: WILMINGTON TRUST COMPANY, not in its individual
                            capacity but solely in its capacity as Owner Trustee



                        By:
                           ----------------------------------------------------
                           Name:
                           Title:



                        By:
                           ----------------------------------------------------
                           Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Notes referred to in the within-mentioned Indenture.

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., not in its individual capacity but solely as Indenture Trustee


By:
   ----------------------------------------------------
   Authorized Signatory

                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM         --      as tenants in common
         TEN ENT         --      as tenants by the entireties
         JT TEN          --      as joint tenants with right of survivorship
                                 and not as tenants in common
UNIF GIFT MIN ACT        --      ______________ Custodian______________________
                                    (Cust)                      (Minor)
                                 under Uniform Gifts to Minor Act______________
                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

     ______________________________________________________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

      _____________________________________________________________________

      _____________________________________________________________________

      _____________________________________________________________________
 (Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________
the within bond and all rights thereunder, hereby irrevocably constitution and appointing ________ ______________________________ attorney to transfer said
Note on the books of the Issuer, with full power of substitution in the premises.

Dated:______________________________      _____________________________________


Signature Guaranteed by________________________________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT B

                     FORM OF TRUSTEE INITIAL CERTIFICATION


                                 [Closing Date]

[Seller]

[Servicer]

[Note Insurer]

[Company]
_________________________

               Re: Indenture, dated as of June 1, 1998 (the "Indenture"), between PacificAmerica Home Equity Loan Trust Series 1998-2F and Bankers Trust Company of California, N.A. -- PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1998-2F

Gentlemen:

                 In accordance with Section 2.03 of the above-captioned Indenture, and Section 2.2 of the Home Equity Loan Purchase Agreement, dated June 22, 1998 among PacificAmerica Money Center, Inc., Merrill Lynch Mortgage Investors, Inc., PacificAmerica Home Equity Loan Trust Series 1998-2F and Bankers Trust Company of California, N.A. (the "Home Equity Loan Purchase Agreement"; and together with the Indenture, the "Agreements"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (i), (ii), (iii) and (v) of the definition or description of "Mortgage Loan Schedule" is correct.

                 The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Agreements. The Indenture Trustee makes no representation that any documents specified in clause (vi) of Section 2.2 of the Home Equity Loan Purchase Agreement should be included in any Mortgage File. The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.

                 Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.


                                          BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., not in its individual capacity
                                          but solely as Indenture Trustee


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                   EXHIBIT C

                      FORM OF TRUSTEE FINAL CERTIFICATION


                                                            [date]

[Seller]

[Servicer]

[Note Insurer]

[Company]
__________________________
__________________________


                        Re: Indenture, dated as of June 1, 1998 (the
                        "Indenture"), between PacificAmerica Home Equity Loan Trust Series 1998-2F and Bankers Trust Company of California, N.A. -- PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1998-2F

Gentlemen:

                 In accordance with Section 2.03 of the above-captioned Indenture, and Section 2.2 of the Home Equity Loan Purchase Agreement, dated June 22, 1998 among PacificAmerica Money Center, Inc., Merrill Lynch Mortgage Investors, Inc., PacificAmerica Home Equity Loan Trust Series 1998-2F and Bankers Trust Company of California, N.A. (the "Home Equity Loan Purchase Agreement"; and together with the Indenture, the "Agreements"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.2 of the Home Equity Loan Purchase Agreement.

                 The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Indenture Trustee makes no representation that any documents specified in clause (vi) of Section 2.2 should be included in any Mortgage File. The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.

                 Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.


                                          BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A., not in its individual capacity
                                          but solely as Indenture Trustee


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                   EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

                             PROVIDED UPON REQUEST